UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 19, 2023

BLOOM ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

001-38598

(Commission File Number)

Delaware	77-0565408
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

4353 North First Street, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 543-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class(1)	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	BE	New York Stock Exchange

(1)   The registrant’s Class B Common Stock is not registered but is convertible into shares of Class A Common Stock at the election of the holder.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 19, 2023, the Board of Directors (the “Board”) of Bloom Energy Corporation (“Bloom Energy” or the “Company”) increased the authorized number of directors constituting the Board from six to seven directors and appointed a new director to serve on the Board.

Cynthia J. Warner was appointed to serve as a Class III director of Bloom Energy to hold office until the 2024 annual meeting of stockholders and until her successor shall have been duly elected and qualified. Ms. Warner was also appointed to serve as a member of the Company’s Audit Committee and as a member of the Company’s Nominating, Governance and Public Policy Committee. Ms. Warner was the President and Chief Executive Officer of Renewable Energy Group, Inc. until it was acquired by Chevron Corporation in June 2022. Ms. Warner currently serves on the board of directors of Chevron and on the board of directors and as lead independent director of Sempra.

There are no arrangements or understandings between Ms. Warner and any other persons pursuant to which she was selected as a director, and she does not have any family relationships with any of the Company’s directors or executive officers. Ms. Warner does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. Warner will receive the standard compensation for a non-employee director of Bloom Energy as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 4, 2023. Bloom Energy also intends to enter into its standard form of indemnification agreement with Ms. Warner. A copy of the form of Indemnification Agreement was filed with the SEC as Exhibit 10.1 to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 on September 7, 2018.

Item 7.01	Regulation FD Disclosure.

Bloom Energy’s press release issued June 20, 2023, announcing the appointment of Ms. Warner, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Bloom Energy Corporation, dated June 20, 2023

104	Cover page interactive data file (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLOOM ENERGY CORPORATION

Date: June 20, 2023	By:	/s/ Shawn M. Soderberg
Shawn M. Soderberg
EVP, General Counsel and Secretary